PROPERTY, PLANT, AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Schedule of property and equipment

	December 31,
	2023	2022

Furniture and fixtures	$–	$–
Computer and office equipment	13,032	13,032
Software	42,150	42,150
Other Equipment	–	18,190
	55,182	73,372
Less: Accumulated depreciation	(53,400)	(70,026)
Property and equipment, net	$1,782	$3,346

Schedule of future depreciation of property and equipment

2024	$1,186
2025	596
Total	$1,782